UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2017

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 21, 2017 the Board of Directors of Commercial Metals Company (the “Company”) announced that effective September 1, 2017, Barbara Smith will assume the role of President and Chief Executive Officer of the Company and will become a member of the board of directors. Ms. Smith joined the Company in May 2011 as Senior Vice President and Chief Financial Officer, and was appointed Chief Operating Officer in January 2016 and President and Chief Operating Officer in January 2017. Prior to joining the Company, Ms. Smith served as Vice President and Chief Financial Officer of Gerdau Ameristeel Corporation, a mini-mill steel producer. Her experience also includes more than 20 years with Alcoa in various leadership roles across a variety of Alcoa’s businesses.

Joe Alvarado will continue to serve the Company as Chief Executive Officer through August 31, 2017 and will continue to serve as Chairman of the Board through the Company’s annual meeting of stockholders on January 10, 2018.

There are no arrangements or understandings between Ms. Smith and any other persons pursuant to which Ms. Smith was named President and Chief Executive Officer of the Company or appointed as a member of the board of directors. Ms. Smith does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Ms. Smith does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K. Ms. Smith is not expected to be appointed to any committees of the board of directors at this time.

Item 7.01	Regulation FD Disclosure.

On June 26, 2017, the Company issued a press release (the “Press Release”) announcing that effective September 1, 2017, Ms. Smith will assume the role of President and Chief Executive Officer of the Company and become a member of the board of directors. A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished with this Form 8-K.

99.1	Press Release issued by Commercial Metals Company on June 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: June 26, 2017	By:	/s/ Paul Kirkpatrick
	Name:	Paul Kirkpatrick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Commercial Metals Company on June 26, 2017.